[LOGO OF ZWEIG RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
(800) 272-2700
zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION - SECTION 19A NOTICE

NEW YORK, July 7, 2011 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.032 per share to shareholders of record on July 11, 2011, payable July 18, 2011. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES              JUNE 2011 (MTD)     YEAR-TO-DATE (YTD) /(1)/
----------------------           ---------------------  -----------------------
                                            Percentage              Percentage
                                 Per Share  of Current  Per Share   of Current
(Sources)                         Amount   Distribution  Amount    Distribution
---------                        --------- ------------ ---------  ------------
Net Investment Income             $0.008       24.1%     $0.036        18.5%
Net Realized Short-Term Capital
  Gains                            0.000        0.0%      0.000         0.0%
Net Realized Long-Term Capital
  Gains                            0.000        0.0%      0.000         0.0%
Return of Capital (or other
  Capital Source)                  0.024       75.9%      0.158        81.5%
TOTAL DISTRIBUTION                $0.032      100.0%     $0.194       100.0%

(1)YTD February 1, 2011 to January 9, 2012. (The distribution paid on January 10, 2011 was reportable for tax on Form 1099 in 2010)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

                Average Annual Total Return on NAV for
                  the 5-year period ended June 30, 2011
                  /(2)/                                   6.11%
                Current Fiscal YTD Annualized
                  Distribution Rate /(3)/                10.26%

                YTD Cumulative Total Return on NAV /(4)/  4.95%
                YTD Cumulative Distribution Rate /(5)/    5.13%

(2)Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3)Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund's NAV as of June 30, 2011.
(4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2011 to June 30, 2011, including distributions paid and assuming reinvestment of those distributions.
(5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2011 to June 30, 2011 as a percentage of the Fund's NAV as of June 30, 2011.

The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
07/11

[LOGO OF ZWEIG RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
(800) 272-2700
zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION - SECTION 19A NOTICE

NEW YORK, August 9, 2011 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.031 per share to shareholders of record on August 11, 2011, payable August 18, 2011. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES              JULY 2011 (MTD)     YEAR-TO-DATE (YTD) /(1)/
----------------------           ---------------------  -----------------------
                                            Percentage              Percentage
                                 Per Share  of Current  Per Share   of Current
           (Sources)              Amount   Distribution  Amount    Distribution
           ---------             --------- ------------ ---------  ------------
Net Investment Income...........  $0.006       20.3%     $0.042        18.8%
Net Realized Short-Term Capital
  Gains.........................   0.006       20.3%      0.006         2.8%
Net Realized Long-Term Capital
  Gains.........................   0.002        6.8%      0.002         0.9%
Return of Capital (or other
  Capital Source)...............   0.017       52.6%      0.175        77.5%
TOTAL DISTRIBUTION                $0.031      100.0%     $0.225       100.0%

(1)YTD February 1, 2011 to January 9, 2012. (The distribution paid on January 10, 2011 was reportable for tax on Form 1099 in 2010)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

                Average Annual Total Return on NAV for
                  the 5-year period ended July 31, 2011
                  /(2)/                                   5.85%
                Current Fiscal YTD Annualized
                  Distribution Rate /(3)/                10.38%

                YTD Cumulative Total Return on NAV /(4)/  4.54%
                YTD Cumulative Distribution Rate /(5)/    6.05%

(2)Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3)Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund's NAV as of July 29, 2011.
(4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2011 to July 31, 2011, including distributions paid and assuming reinvestment of those distributions.
(5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2011 to July 31, 2011 as a percentage of the Fund's NAV as of July 29, 2011.

The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
8/11

[LOGO OF ZWEIG RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
(800) 272-2700
zweig@virtus.com

 THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION - SECTION
                                  19A NOTICE

NEW YORK, September 8, 2011 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.031 per share to shareholders of record on September 12, 2011, payable September 19, 2011. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES             AUGUST 2011 (MTD)    YEAR-TO-DATE (YTD) /(1)/
----------------------           ---------------------  -----------------------
                                            Percentage              Percentage
                                 Per Share  of Current  Per Share   of Current
           (Sources)              Amount   Distribution  Amount    Distribution
           ---------             --------- ------------ ---------  ------------
Net Investment Income             $0.004       13.9%     $0.046        18.2%
Net Realized Short-Term Capital
  Gains                            0.000        0.0%      0.003         1.2%
Net Realized Long-Term Capital
  Gains                            0.000        0.0%      0.000         0.0%
Return of Capital (or other
  Capital Source)                  0.027       86.1%      0.207        80.6%
TOTAL DISTRIBUTION                $0.031      100.0%     $0.256       100.0%

(1)YTD February 1, 2011 to January 9, 2012. (The distribution paid on January 10, 2011 was reportable for tax on Form 1099 in 2010)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

                Average Annual Total Return on NAV for
                  the 5-year period ended August 31,
                  2011 /(2)/                              5.16%
                Current Fiscal YTD Annualized
                  Distribution Rate /(3)/                10.57%

                YTD Cumulative Total Return on NAV /(4)/  3.05%
                YTD Cumulative Distribution Rate /(5)/    7.05%

(2)Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3)Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund's NAV as of August 31, 2011.
(4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2011 to August 31, 2011, including distributions paid and assuming reinvestment of those distributions.
(5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2011 to August 31, 2011 as a percentage of the Fund's NAV as of August 31, 2011.

The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
9/11

[LOGO OF ZWEIG RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
(800) 272-2700
zweig@virtus.com

 THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION - SECTION
                                  19A NOTICE

NEW YORK, October 11, 2011 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.029 per share to shareholders of record on October 13, 2011, payable October 20, 2011. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES            SEPTEMBER 2011 (MTD)  YEAR-TO-DATE (YTD) /(1)/
----------------------           ---------------------  -----------------------
                                            Percentage              Percentage
                                 Per Share  of Current  Per Share   of Current
           (Sources)              Amount   Distribution  Amount    Distribution
           ---------             --------- ------------ ---------  ------------
Net Investment Income             $0.003       12.8%     $0.050        17.6%
Net Realized Short-Term Capital
  Gains                            0.005       15.5%      0.007         2.5%
Net Realized Long-Term Capital
  Gains                               --        0.0%         --         0.0%
Return of Capital (or other
  Capital Source)                  0.021       71.7%      0.228        79.9%
TOTAL DISTRIBUTION                $0.029      100.0%     $0.285       100.0%

(1)YTD February 1, 2011 to January 9, 2012. (The distribution paid on January 10, 2011 was reportable for tax on Form 1099 in 2010)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

                Average Annual Total Return on NAV for
                  the 5-year period ended September 30,
                  2011 /(2)/                              3.73%
                Current Fiscal YTD Annualized
                  Distribution Rate /(3)/                11.20%

                YTD Cumulative Total Return on NAV /(4)/  -2.20%
                YTD Cumulative Distribution Rate /(5)/     8.40%

(2)Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3)Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund's NAV as of September 30, 2011.
(4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2011 to September 30, 2011, including distributions paid and assuming reinvestment of those distributions.
(5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2011 to September 30, 2011 as a percentage of the Fund's NAV as of September 30, 2011.

The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
10/11

[LOGO OF ZWEIG RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
(800) 272-2700
zweig@virtus.com

 THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION - SECTION
                                  19A NOTICE

NEW YORK, November 8, 2011 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.030 per share to shareholders of record on November 11, 2011, payable November 18, 2011. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES             OCTOBER 2011 (MTD)   YEAR-TO-DATE (YTD) /(1)/
----------------------           ---------------------  -----------------------
                                            Percentage              Percentage
                                 Per Share  of Current  Per Share   of Current
           (Sources)              Amount   Distribution  Amount    Distribution
           ---------             --------- ------------ ---------  ------------
Net Investment Income             $0.005       17.7%     $0.056        17.6%
Net Realized Short-Term Capital
  Gains                            0.006       19.7%      0.013         4.2%
Net Realized Long-Term Capital
  Gains                               --        0.0%         --         0.0%
Return of Capital (or other
  Capital Source)                  0.019       62.6%      0.246        78.2%
TOTAL DISTRIBUTION                $0.030      100.0%     $0.315       100.0%

(1)YTD February 1, 2011 to January 9, 2012. (The distribution paid on January 10, 2011 was reportable for tax on Form 1099 in 2010)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

                Average Annual Total Return on NAV for
                  the 5-year period ended October 31,
                  2011 /(2)/                              4.76%
                Current Fiscal YTD Annualized
                  Distribution Rate /(3)/                10.48%

                YTD Cumulative Total Return on NAV /(4)/  4.44%
                YTD Cumulative Distribution Rate /(5)/    8.74%

(2)Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3)Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund's NAV as of October 31, 2011.
(4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2011 to October 31, 2011, including distributions paid and assuming reinvestment of those distributions.
(5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2011 to October 31, 2011 as a percentage of the Fund's NAV as of October 31, 2011.

The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109

[LOGO OF ZWEIG RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
(800) 272-2700
zweig@virtus.com

 THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION - SECTION
                                  19A NOTICE

NEW YORK, December 8, 2011 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.030 per share to shareholders of record on December 12, 2011, payable December 19, 2011. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES            NOVEMBER 2011 (MTD)   YEAR-TO-DATE (YTD) /(1)/
----------------------           ---------------------  -----------------------
                                            Percentage              Percentage
                                 Per Share  of Current  Per Share   of Current
           (Sources)              Amount   Distribution  Amount    Distribution
           ---------             --------- ------------ ---------  ------------
Net Investment Income...........  $0.004       13.9%     $0.060        17.3%
Net Realized Short-Term Capital
  Gains.........................   0.003       10.1%      0.016         4.7%
Net Realized Long-Term Capital
  Gains.........................   0.001        1.7%      0.001         0.1%
Return of Capital (or other
  Capital Source)...............   0.022       74.3%      0.268        77.9%
TOTAL DISTRIBUTION                $0.030      100.0%     $0.345       100.0%

(1)YTD February 1, 2011 to January 9, 2012. (The distribution paid on January 10, 2011 was reportable for tax on Form 1099 in 2010)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

                Average Annual Total Return on NAV for
                  the 5-year period ended November 30,
                  2011 /(2)/                              4.49%
                Current Fiscal YTD Annualized
                  Distribution Rate /(3)/                10.55%

                YTD Cumulative Total Return on NAV /(4)/  4.31%
                YTD Cumulative Distribution Rate /(5)/    9.67%

(2)Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3)Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund's NAV as of November 30, 2011.
(4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2011 to November 30, 2011, including distributions paid and assuming reinvestment of those distributions.
(5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2011 to November 30, 2011 as a percentage of the Fund's NAV as of November 30, 2011.

The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109

[LOGO OF ZWEIG TOTAL RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
(800) 272-2700
zweig@virtus.com

 THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION - SECTION
                                  19A NOTICE

NEW YORK, January 9, 2012 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.030 per share to shareholders of record on December 30, 2011, payable January 9, 2012. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

  DISTRIBUTION ESTIMATES          DECEMBER 2011 (MTD)   YEAR-TO-DATE (YTD) /(1)/
  ----------------------         ---------------------  -----------------------
                                            Percentage              Percentage
                                 Per Share  of Current  Per Share   of Current
            (Sources)             Amount   Distribution  Amount    Distribution
            ---------            --------- ------------ ---------  ------------
  Net Investment Income           $0.004       12.0%     $0.063        16.9%
  Net Realized Short-Term
    Capital Gains                  0.008       26.0%      0.024         6.4%
  Net Realized Long-Term
    Capital Gains                  0.016       53.9%      0.017         4.4%
  Return of Capital (or other
    Capital Source)                0.002        8.1%      0.271        72.3%
  TOTAL DISTRIBUTION              $0.030      100.0%     $0.375       100.0%

(1)YTD February 1, 2011 to January 9, 2012. (The distribution paid on January 10, 2011 was reportable for tax on Form 1099 in 2010)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

                Average Annual Total Return on NAV for
                  the 5-year period ended December 31,
                  2011 /(2)/                              4.64%
                Current Fiscal YTD Annualized
                  Distribution Rate /(3)/                10.59%

                YTD Cumulative Total Return on NAV /(4)/   4.46%
                YTD Cumulative Distribution Rate /(5)/    10.59%

(2)Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3)Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund's NAV as of December 30, 2011.
(4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2011 to December 31, 2011, including distributions paid and assuming reinvestment of those distributions.
(5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2011 to December 31, 2011 as a percentage of the Fund's NAV as of December 30, 2011.

The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109